UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2011
Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

710 Medtronic Parkway Minneapolis, Minnesota	55432
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (763) 514-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 10, 2011, Medtronic, Inc. (the “Company”) agreed to sell $500,000,000 aggregate principal amount of its 2.625% Senior Notes due 2016 (the “2016 Notes”) and $500,000,000 aggregate principal amount of its 4.125% Senior Notes due 2021 (the “2021 Notes,” and together with the 2016 Notes, the “Notes”) pursuant to an Underwriting Agreement dated March 10, 2011 (the “Underwriting Agreement”), among the Company, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBS Securities Inc., as representatives of the several underwriters named therein. The Company’s representations in the Underwriting Agreement were made as of the date thereof in connection with negotiating the contract, are subject to qualifications and limitations agreed to by the parties, may have been used for purposes of allocating risk between the parties rather than for the purpose of establishing matters as facts, and should not be relied upon as though such representations were made to any holders of securities of the Company. Investors should read the information provided in the Registration Statement (as defined below) and in the Company’s other filings with the Securities and Exchange Commission.
The sale of the Notes closed on March 15, 2011. The Notes were issued pursuant to an Indenture dated March 12, 2009, as supplemented by the Third Supplemental Indenture dated March 15, 2011 (the “Third Supplemental Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee. The offer and sale of the Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3ASR (No. 333-157777) filed with the Securities and Exchange Commission on March 9, 2009, as supplemented by a Prospectus Supplement dated March 10, 2011 (collectively, the “Registration Statement”).
The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement and the Third Supplemental Indenture, which includes the form of Global Notes, copies of which are attached hereto as Exhibits 1.1 and 4.1, respectively. A copy of the press release related to this offering is also furnished as Exhibit 99.1.
The foregoing description of the issuance, sale and term of the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the Supplemental Indenture entered into in connection therewith.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
1.1 Underwriting Agreement, dated March 10, 2011, among the Company, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBS Securities Inc., as representatives of the several underwriters named therein.
4.1 Third Supplemental Indenture, dated March 15, 2011, between the Company and Wells Fargo Bank, National Association, as trustee (which includes the form of Global Notes).
99.1 Press Release of the Company dated March 10, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
Date: March 16, 2011	By	/s/ Gary L. Ellis
Gary L. Ellis
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Medtronic, Inc.
Form 8-K Current Report

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 10, 2011, among the Company, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and RBS Securities Inc., as representatives of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated March 15, 2011, between the Company and Wells Fargo Bank, National Association, as trustee (which includes the form of Global Notes).

99.1	Press Release of the Company dated March 10, 2011.